SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 7, 2003
                                                         ----------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


          Delaware                      0-28815                 06-1241321
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State or other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)




   13 North Street, Litchfield, Connecticut                  06759
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   (Address of Principal Executive Offices)                (Zip Code)


Registrants telephone number, including area code:  (860) 567-8752
                                                   ----------------

            N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Form 8-K, Current Report
First Litchfield Financial Corporation

Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------


     On November 7, 2003 First Litchfield Financial Corporation (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

     The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

     Exhibit Index                                              Page
     -------------                                              ----

         99.1     Press Release dated  November 7, 2003          3

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: November 7, 2003                  FIRST LITCHFIELD FINANCIAL CORPORATION



                                         By /s/ Joseph J. Greco
                                            ------------------------------------
                                                Joseph J. Greco
                                                President and Chief Executive
                                                Officer

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